SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 16, 2002

THE KUSHNER-LOCKE COMPANY

(Exact name of registrant as specified in its charter)

California	0-17295	95-4079057

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

8671 Wilshire Blvd., Suite 714 Beverly Hills, California (Address of Principal Executive Offices)	90211 (Zip Code)

(310) 358-5508
(Registrant’s telephone number, including area code)

Item 4. Changes in Registrant’s Certifying Accountant.

     On May 16, 2002, The Kushner-Locke Company (the “Registrant”) selected Clumeck, Stern, Phillips & Schenkelberg (“CSPS”) to audit its consolidated financial statements for the fiscal years ended September 30, 2001 and 2002. The Registrant’s financial statements for the fiscal years ended September 30, 1999 and 2000 were audited by PricewaterhouseCoopers LLP (“PWC”), who was dismissed as the Registrant’s principal independent accountant as of May 16, 2002. The decision to change auditors was approved by the Audit Committee of the Board of Directors.

     In connection with PWC’s audits of the Registrant’s financial statements for the fiscal years ended September 30, 1999 and 2000, and through May 16, 2002, the Registrant believes that there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports. Except as discussed in the second paragraph of their report on the Registrant’s financial statements for the fiscal year ended September 30, 2000, in which PWC noted that the Registrant has suffered recurring losses from operations and has an accumulated deficit that raises substantial doubt about its ability to continue as a going concern, PWC’s reports on the Registrant’s financial statements for the fiscal years ended September 30, 1999 and 2000 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the two fiscal years ended September 30, 1999 and 2000, and through May 16, 2002, the Registrant believes that there was no disagreement or difference of opinion with PWC regarding any “reportable event” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

     The Registrant has provided PWC with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K, and has requested that PWC furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant. Such letter is attached hereto as exhibit 16.1. In addition, the Registrant has authorized PWC to respond fully to the inquiries of CSPS concerning the subject matter described in the foregoing paragraphs.

     During the two most recent fiscal years and through May 16, 2002, the Registrant (or anyone on the Registrant’s behalf) did not consult CSPS in connection with the Registrant’s financial statements regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements or any matter that was the subject of any reportable event as described above.

Item 5. Other Events.

     Effective immediately, the Registrant’s principal executive offices have been relocated to 8671 Wilshire Blvd., Suite 714, Beverly Hills, California 90211. The Registrant’s telephone number is (310) 358-5508 and its facsimile number is (310) 358-5513.

Item 7. Exhibits.

Exhibit 16.1	Letter of PricewaterhouseCoopers LLP regarding change in certifying accountant

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2002	THE KUSHNER-LOCKE COMPANY
By:
Alice Neuhauser Responsible Officer